Exhibit 99.49

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-I

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 08/15/2005


Blended Coupon 6.9750%


Excess Protection Level
3 Month Average   7.48%
April, 2001   7.30%
March, 2001   7.92%
February, 2001   7.23%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 7.34%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$5,425,622,873.29